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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 12, 2002 (December 11, 2002)

                            Ortec International, Inc
             (Exact name of registrant as specified in its charter)

            Delaware                       0-27368              11-3068704
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)

3960 Broadway, New York, New York                                  10032
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (212) 740-6999




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                            ORTEC INTERNATIONAL, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                DECEMBER 11, 2002

                                ITEMS IN FORM 8-K
                                -----------------

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Item 5                     Other Events

                                                                       2

Item 7                     Financial Statements and Exhibits           2

Signatures                                                             3

Exhibit Index                                                        ___
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Item 5. Other Events

         On December 5, 2002, the Company's Board of Directors authorized the Company to enter into Termination of Employment Agreements with Steven Katz, Ron Lipstein and Alain Klapholz, each an executive officer and a director of the Company. The authorization by the Company's Board of Directors for these agreements modified resolutions adopted by the Board at its meeting held on December 8, 1998 providing for such Termination of Employment Agreements.

         These Termination of Employment Agreements provide that each of these three executive officers will receive certain benefits and compensation in the event of such individual's death, disability, retirement or if each is terminated without "cause," as such term is defined in the agreements. A copy of each agreement is attached as an Exhibit to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit
         Number   Description
         ------   -----------

         99.1 Termination of Employment Agreement, dated December 5, 2002 between the Company and Steven Katz (1)

         99.2 Termination of Employment Agreement, dated December 5, 2002 between the Company and Ron Lipstein (1)

         99.3 Termination of Employment Agreement, dated December 5, 2002 between the Company and Alain Klapholz (1)

----------------------

         (1)      Filed herewith.

                                       2




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2002

                                            ORTEC INTERNATIONAL, INC.

                                            By: /s/ RON LIPSTEIN
                                                ----------------
                                                Ron Lipstein
                                                Vice Chairman and Secretary

                                       3




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                                  Exhibit Index

         Exhibit
         Number   Description

         99.1 Termination of Employment Agreement, dated December 5, 2002 between the Company and Steven Katz (1)

         99.2 Termination of Employment Agreement, dated December 5, 2002 between the Company and Ron Lipstein (1)

         99.3 Termination of Employment Agreement, dated December 5, 2002 between the Company and Alain Klapholz (1)

----------------------

         (1)      Filed herewith.